VINEYARD OIL & GAS COMPANY
                         10299 WEST MAIN ROAD
                           NORTHEAST, PA 16428

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS TO BE HELD SATURDAY, December 7, 2002

TO THE STOCKHOLDERS OF VINEYARD OIL AND GAS COMPANY:

     You are hereby notified that the Annual Meeting of Shareholders of Vineyard Oil and Gas Company (the "Company") will be held at the Lake View Country Club, Route 89. North East, Pennsylvania 16428, on Saturday
December 7, 2002 at 10:00 a.m. for the purpose of considering and voting upon the following matters:

     1. The election of one (1) Director appointed to a vacant Board seat subject to the provisions of the by-laws for a remaining term of two (2) years ending 2004, or until the election and qualification of their respective successors; and

     2. The election of two (2) Directors to hold office subject to the provisions of the by-laws for the term of three (3) years ending 2005, or until the election and qualification of their respective successors; and

     3.  The ratification of the selection of Gorzynski, Felix and Gloekler,
P.C., as the Company's 	 independent auditors for the fiscal year ending
December 31, 2002; and

     4. The transaction of such other and further business as may properly come before such meeting, or any adjournment or adjournments thereof.

     By resolution adopted by the Board of Directors, the close of business on October 19, 2002 has been fixed as the date of record for the meeting of shareholders and only holders of shares of stock of record at that time will be entitled to notice of, and to vote at, the meeting of shareholders or any adjournment or adjournments thereof.

     The Proxy Statement, form of proxy and an envelope for returning the proxy are being mailed with this notice of Annual Meeting of Shareholders.

                                            BY ORDER OF THE BOARD OF DIRECTORS



                                                          /s/ JAMES MACFARLANE
                                                         CHAIRMAN OF THE BOARD

North East, Pennsylvania
November 4, 2002



                                       IMPORTANT
                                -------------------
REGARDLESS OF WHETHER YOU EXPECT TO ATTEND THIS ANNUAL SHAREHOLDER'S MEETING, PLEASE MARK, DATE, SIGN, AND RETURN YOUR PROXY AS PROMPTLY AS POSSIBLE TO ASSURE REPRESENTATION OF YOUR SHARES AND A QUORUM AT THE MEETING. YOU MAY REVOKE YOUR PROXY AT ANY TIME PRIOR TO ITS EXERCISE BY WRITTEN NOTICE TO THE COMPANY OR BY ATTENDING THE MEETING PERSONALLY AND VOTING.

     The accompanying proxy is solicited by the Board of Directors of Vineyard Oil & Gas Company (the "Company") for use at the Annual Meeting of Shareholders to be held on December 7, 2002 at 10:00 a.m. local time, Lake View Country Club, Route 89, North East, Pennsylvania 16428, or at any adjournments thereof. When the proxy is properly executed and returned to the Company, the shares it represents will be voted at the Annual Meeting in accordance with the directions noted thereon, or if no direction is indicated, such shares will be voted in favor of the proposals set forth in the Notice of Annual Meeting of Shareholders attached hereto. Any shareholder may revoke his or her proxy at any time before it is voted by delivering a later proxy to the Secretary of the Company at the Company's principal office listed above, or by giving written notice of revocation at the annual meeting or by attending the annual meeting personally and voting. The cost of the solicitation of proxies will be borne by the Company.

     Only shareholders of record at the close of business on October, 19, 2002 will be entitled to notice of and to vote at the annual meeting or any adjournment thereof.

     As of October, 19, 2002, there were 5,325,563 shares of common stock issued and outstanding. Each outstanding share of common stock is entitled to vote as indicated within the instructions of each ballot. None of the shares of common stock held by the Company as treasury shares will be considered present or entitled to vote at the meeting.

RESOLUTION I

                                   ELECTION OF DIRECTORS
                                  -----------------------

     The by-laws of the Company provide for a Board of Directors composed of seven (7) directors, with directors elected to staggered three (3) year terms, with the term of two directors expiring next year, the term of three directors expiring the next year, and so on.

     The class of directors whose terms expire in 2002 currently consists of two directors. Three candidates are standing for election for two seats with a term expiring 2005, James Concilla, Robert Long, and Jeffery Buchholz.

      Charles Valone resigned from the Board on July 16, 2002. William Fustos was appointed by the Board to fill that vacancy. The by-laws of the Company stipulate that any appointee stand for election and the person elected at the Annual Meeting will serve a term which will expire on the date of the term of the Director whose vacancy necessitated the replacement (in this case, 2004).

     The nominees for the Board of Directors are set forth below. The proxy holders intend to vote all proxies received by them in the accompanying form for the nominees for directors listed below. In the event any nominee is unable or declines to serve as a director at the time of the annual meeting; the proxies will be voted for any nominee who shall be designated by the present Board of Directors to fill the vacancy. As of the date of this proxy statement, the Board of Directors is not aware of any nominee who is unable or will decline to serve as director.

     Shareholders shall have cumulative voting rights with respect to the election of directors and there are no conditions precedent to the exercise of the right to cumulate votes for directors.


           NOMINEE TO THE BOARD OF DIRECTORS - Vacant seat expiring 2004

     Each share of common stock is entitled to cast one (1) vote for the election of the director appointed to the vacant board seat with the term to expire 2004.

                                                         Class and Year
                    Principal               Director      in Which Term
 Name               Occupation              Since          Will Expire      Age
-------------------------------------------------------------------------------

William Fustos (1)   Vice President     Appointed July 16, 2002  2004        44
                     East Resources

           NOMINEES TO THE BOARD OF DIRECTORS - Three year terms
     Each share of common stock is entitled to cast two (2) votes for the election of directors for a three year term (2005).

                                                         Class and Year
                    Principal               Director      in Which Term
 Name               Occupation              Since          Will Expire      Age
-------------------------------------------------------------------------------
James Concilla (2)  Former President          1978           2005            64
                    of Vineyard Oil & Gas (retired)

Robert Long   (3)   Exec. Vice President                     2005            48
                    East Resources

Jeffery L. Buchholz (4)Teacher and Union officer  1989       2005            55
                      Ripley New York

(1) Mr. William Fustos beneficially owned no shares of common stock of the Company as of the record date.

(2) Mr. James Concilla beneficially owned 7,162.50 shares of the common stock of the company as of the record date, which constituted .001% of the shares issued.

(3) Mr. Robert Long is a 50% owner of Sabre Oil and Gas, Inc. which owns 1,043,710.63 shares of common stock of the Company as of the record date.

(4) Mr. Jeffery Buchholz has "beneficial ownership" of 2968.75 shares of common stock of the Company owned by immediate family members as of the record date.

Note:
     On May 13, 2002, Directors Concilla, Valone, Buchholz, and Johnson, sold 100% of their stock position in the company to Sabre Oil & Gas, Inc. Subsequently, James Concilla acquired his current stock position in the company. Jeffery Buchholz retains "beneficial ownership" of common stock as noted above.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE AFOREMENTIONED NOMINEES LISTED AS STANDING FOR ELECTION IN 2002.

     The members of the Board who are not standing for election at this year's annual meeting are set forth below.

                                                         Class and Year
                    Principal               Director      in Which Term
 Name               Occupation              Since          Will Expire      Age
-------------------------------------------------------------------------------
James MacFarlane (1) President              1993        2004                 39
                     MacTech Mineral Management

David Stetson (2)    President and Co-owner 1998        2004                 43
                     Stetson Brother's Hardware, Inc.

Robert Garfield (3)  Independent Marketer   2000        2003                 63
                     of Electric and Natural Gas

W. Eric Johnson (4)  Investment Broker      1997        2003                 44
                     Accument Securities

(1) Mr. James MacFarlane beneficially owned no shares of the common stock of the company as of the record date.

(2) Mr. David Stetson beneficially owned 81,487.5 shares of common stock of the company as of the record date, which constituted 1.5% of the shares issued.

(3) Mr. Robert Garfield beneficially owned no shares of common stock of the Company as of the record date.

(4) Mr. Eric Johnson beneficially owned no shares of common stock of the Company as of the record date.

     The work experience for the last five- (5) years of each of the Directors or Nominee is as follows:

Jeffery L. Buchholz    Mr. Buchholz is Secretary/ Treasurer of the company and
                       is Chairman of the Audit Committee.  Mr. Buchholz holds
                       a Bachelor of Science Degree in Business Administration
                       from Lambuth College, Jackson, Tennessee, and a Master
                       of Science Degree in Education from Georgia Southern
                       University, Statesboro, Georgia.    Mr. Buchholz,
                       a Director since 1989, has been a teacher in the Ripley, New York School system since 1970.

James J. MacFarlane    Mr. MacFarlane has succeeded Mr. Concilla as Board
                       Chairman. He has been a Director since 1993 and also serves as Chairman of the Executive Committee.
                       Mr. MacFarlane holds a Bachelor of Science Degree from the University of Pittsburgh at Bradford. Mr.
                       MacFarlane is President of Mactech Mineral Management,
                       Inc. Bradford, PA.

W. Eric Johnson        Mr. Johnson is a member of both the Executive and
                       Chairman of the Audit Committees. Mr. Johnson was elected to the Board in 1997. Mr. Johnson holds a Bachelor of ScienceDegree from the University of Dayton.
                       Mr. Johnson has been a stockbroker with Accument
                       Securities (formerly Thomas F. White and Company, Inc.)
                       since 1989.

James J. Concilla      Mr. Concilla, founder of the Company, retired as Board
                       Chairman and Company President in April of 2000. Mr.
                       Concilla has been Director and Officer of the Company since its organization in 1978 and currently is a member of the Executive Committee. Mr. Concilla has a Bachelor of Science degree from Edinboro University and a Master of Degree in Mathematics from the State of Pennsylvania.

Charles L. Valone      Mr. Valone retired from the Board in July 2002.  Mr.
                       Valone has been a Director of the Company since its founding. Mr. Valone has owned and operated grape vineyards in North East, Pennsylvania since 1948. Mr.
                       Valone was elected to the Board in 1978.

David H. Stetson       Mr. Stetson was elected to the Board in 1998 and is a
                       member of the Wage and Bonus Committee. Mr. Stetson is the owner and President of Stetson Brothers Inc., a retail hardware store in North East, PA.

Robert L. Garfield     Mr. Garfield was appointed as a Director in August 2000.
                       Mr. Garfield is an independent broker of gas and electricity. Previously Mr. Garfield served as Vice-President of Kidder Exploration, Inc. from 1989 until their 1993 sale to National Fuel Resources. Prior to that, Mr. Garfield served as the President of Environ Securities, a subsidiary of Envirogas, Inc. from 1982 to 1989. In addition, Mr. Garfield held several
                       Executive positions with Security Peoples Bank, Erie, PA from 1969 to 1982. Mr. Garfield has a Bachelor of Science Degree from Grove City College, Grove City, PA.
                       Mr. Garfield is a member of the Audit and the Wage and Bonus Committees.

William Fustos         Mr. Fustos has been a director of the company since his
                       appointment in July of 2002 and is a member of the Executive Committee. Mr. Fustos is the Vice President of East Resources, Inc. of Wexford, Pennsylvania. He is 1979 graduate of Penn State University and is a registered Petroleum Natural Gas Engineer. Mr. Fustos is a member of the Society of Professional Engineers.

Robert H. Long         Mr. Long is a nominee for elections to the Board
                       of Directors. Mr. Long is the Executive Vice President of East Resources and the Vice President of Sabre Oil
                       & Gas, Inc. Mr. Long graduated from Alford University in 1973 and holds an Associates Degree in Civil
                       Engineering.  Mr. Long is a certified Professional
                       Landman and is a member of the American Association of Professional Landman.

RESOLUTION II

                 RATIFICATION OF SELECTION OF INDEPENDENT PUBLIC ACCOUNTANTS

     In accordance with the requirements of the Securities and Exchange Act of 1934, the Board of Directors is required to select independent public accountants as auditors of the Company for 2002, subject to ratification or rejection by the shareholders.

     The fees for professional services rendered for the audit and review of the Companies annual and quarterly financial statements for the fiscal year ended 2001 were $33,485 and $7,050, respectively and fees for other services rendered by the Companies auditors for the fiscal year ended 2001 were $ 27,380.

     The firm of Gorzynski, Felix and Gloekler, P.C., served as independent public accountants for the Company for the fiscal year ended December 31, 2001. The Board of Directors desires the firm to continue in this capacity for the current fiscal year. Accordingly, a resolution will be presented at the Annual Meeting to ratify the selection of Gorzynski, Felix and Gloekler, P.C., by the Board of Directors as independent public accountants to audit the accounts and records of the Company for the fiscal year ending
December 31, 2002, and to perform other appropriate services. In the event the shareholders fail to ratify the selection of Gorzynski, Felix and Gloekler, P.C., the Board of Directors would reconsider such selection.

     A representative of Gorzynski, Felix and Gloekler, P.C., will be present at the annual meeting to respond to appropriate questions and to make a statement if he or she so desires.


THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE "FOR" THE AFOREMENTIONED PROPOSAL REGARDING RATIFICATION OF ACCOUNTANTS.

                        OFFICER AND DIRECTOR COMPENSATION
                      ----------------------------------

 Remuneration of Officers and Directors for 2001.

Name and Principal Position    Salary      Commissions        Bonus       Other
-------------------------------------------------------------------------------
James MacFarlane              $12,000          0                  0         0
Chairman of the Board
as of April 1, 2000

James J. Concilla (A)         $12,115          0                  0     $6,627
Treasurer

Stephen B. Millis             $85,000          0            $10,000         0
President as of
April 1, 2000

Jeffery L. Buchholz           $1,500           0                  0           0
Secretary

(A) Mr. James Concilla retired as President and Board Chairman in April 2000. Mr. Concilla remained a part-time employee thru 2000.

(1) In April, 1995, the Board of Directors established a life insurance plan for Mr. Millis, and contributes $3,000 annually.

(2) Mr. Stephen Millis is given the use of a Company vehicle for Company business.

NOTE: The Board of Directors chose not to fill the position of Vice President in 2001.

No officer received any other non-cash compensation during the year ending December 31, 2000, other than health insurance which all full-time employees of the Company are entitled to receive.

Directors

     Directors are paid $150.00 for each meeting of the Board of Directors at which the director was present. In addition, directors attending Executive, Wage/Bonus and /or Audit Committee meetings are also paid $150.00 per meeting.

                           BENEFICIAL OWNERSHIP OF SHARES
                         ----------------------------------

     The following table sets forth the number and percentage of shares of common stock owned by (a) each person who, to the knowledge of the Company, is beneficial owner of 5% or more of the outstanding shares of common stock, (b) each of the Company's present Directors and nominees, and (c) all of the Company's present officers and Directors as a group. This information is reported in accordance with the beneficial ownership rules of the Security and Exchange Commission under which a person is deemed to be the beneficial owner of a security if that person has or shares voting power or investment power with respect to such security or has the right to acquire such ownership within 60 days.

Names and Address       Number of Shares                    Percentage of Class
-------------------------------------------------------------------------------
Sabre Oil & Gas          1,043,710.63                                   .19598%
c/o Robert H. Long
12450 Perry Hi-Way Suite 101
Wexford, PA  15090

Stephen B. Millis             321,650                                   .06039%
11370 Martin Road
North East, PA  16428

David H. Stetson             81,487.5                                    .0153%
10730 West Main Road
North East, PA 16428

James J. Concilla             7,162.5                                    .0013%
20 Blaine Street
North East, PA  16428

Jeffery Buchholz             2,968.75                                    .0005%

149 Orchard Beach Park
North East, PA 16428

Note: Directors MacFarlane, Valone, Buchholz , Johnson and Garfield are not shareholders. Subsequently to Mr. Buchholz selling his stock, he maintains a "beneficial ownership" position as noted on page 2. Mr. Robert Long owns 50% of Sabre Oil and Gas Inc. which now owns 1,043,710.63 shares of stock.

All Officers and Directors as a Group    1,456,979.38                    .2735%
(3 individuals)



      All shares are beneficially owned and the sole investment and voting power is held by the persons named. Includes shares which may be owned beneficially by the wives and/or minor children and/or trusts for the benefit of the minor children of the persons names, as to which beneficial interest is disclaimed.

                    BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
                   --------------------------------------------

     Based on the Company's review of copies of forms filed with the Securities and Exchange Commission or written representations from certain reporting persons, in compliance with Section 16(a) of the Securities Exchange Act of 1934, the Company believes that during the fiscal year of 2001, all officers, directors, and greater than ten percent (10%) beneficial owners complied with the applicable filing requirements.

                        MEETINGS AND COMMITTEES OF THE BOARD
                      ----------------------------------------

     The Board, pursuant to its powers, has designated an Executive Committee, an Audit Committee and a Wage and Bonus Committee. The Board has no Nominating Committee. The Board held 6 meetings during the year ended December 31, 2001. Each member of the Board attended at least 75% of the aggregate number of meetings of the Board and committee meetings for which he was eligible.

     The Executive Committee has the power to exercise the authority of the Board of Directors in the day-to-day management of the Company, except with regard to certain items. During the year ended December 31, 2001, this committee held 6 formal meetings and in addition, members of this committee met frequently in informal session to review Company operations. Messrs. Concilla, Fustos and MacFarlane are presently members of this committee.

     The Audit Committee is responsible for reviewing the audit and annual financial statements and reporting thereon to the Board of Directors and making recommendations to the Board of Directors regarding the independent auditors. The committee held 6 formal meetings and several informal meetings during the year ended December 31, 2001. The current members of the Audit Committee are Mr. Garfield, Mr. Johnson, and Mr. Buchholz.

     The Wage and Bonus Committee is responsible for setting wages and salaries to be paid to management and Directors. During the year ended
December 31, 2001, this committee held 1 formal and several informal meetings. Mr. Buchholz, Mr. Stetson, and Mr. Garfield are presently members of this committee.

                        AUDIT COMMITTEE DISCLOSURE
                      ------------------------------

The Audit Committee of the Company has;

       1 Reviewed and discussed the audited financials with management.
       2 Discussed with the independent auditors the matters required to be discussed by SASGI, "Communications with Audit Committees."
       3 Received the written disclosures and the letter from the independent auditors required by Independence Standards Board Standard, No. 1, "Independent Discussions with Audit Committees" and discussed with the auditors the auditors independence.
       4 Adopted a formal written audit committee charter.

                            SHAREHOLDER PROPOSALS
                          -------------------------

     Shareholder proposals intended to be considered at the 2003 Annual Meeting of Shareholders must be received by the Secretary of the Corporation no later that February 28, 2003. Such proposals may be included in the next year's proxy statement if they comply with certain rules and regulations promulgated by the Securities and Exchange Commission.

                   CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS
                 --------------------------------------------------

     Sabre Oil and Gas, Inc. owns 1,043,710.63 shares of common stock of the Company as of May 13, 2002. Sabre Oil and Gas, Inc. is a producer of natural gas which is marketed by the Company. Sabre Oil and Gas, Inc. is a 20 percent owner of Northern Pipeline Company, L.L.C. of which the Company owns 45% percent.

                         EXPENSES OF SOLICITATION
                       ----------------------------

     The Company will bear the cost of preparing and mailing this statement with the accompanying proxy and other material. In addition to the use of the mails, officers, and employees of the Company may solicit proxies personally, by telegram, or by telephone for no additional compensation than their current salaries and/or fees. The Company will, upon request, reimburse banks, brokerage houses, and other institutions, nominees, and fiduciaries for the reasonable expenses in forwarding proxy material to their principals.


                                    GENERAL
                                -------------

     The proxy is solicited by management and confers discretionary authority to vote on other matters which may properly come before the annual meeting or any adjournments thereof, but the Board of Directors does not know of any matter to be brought before the annual meeting other than the matters referred to in the Notice of Annual Meeting of Shareholders and matters incident thereto. The persons named in the proxy solicited by management will vote all properly executed proxies. If a shareholder specifies on such proxy a choice with respect to a proposal to be acted upon, the proxy will be voted in accordance with such specifications or will abstain from voting, if "Abstain" is marked.
Where no choice is specified, the proxy will be voted FOR Resolutions I and II.

If any matter not set forth in the Notice of Annual Meeting of Shareholders is properly brought before the Annual Meeting, such persons will vote thereon in accordance with their best judgment. In addition to solicitation of shareholders by use of the mails, several officers and employees of the Company may, to a limited extent, solicit proxies by personal delivery of material and by telephone, telegram or mail. The presence at the annual meeting in person or by proxy (including those proxies marked "Abstain") of the holders of a majority of the outstanding shares of common stock is necessary to constitute a quorum as prescribed by the by-laws of the Company.

                                        BY ORDER OF THE BOARD OF DIRECTORS



                                                     /s/ JAMES MACFARLANE
                                                    CHAIRMAN OF THE BOARD